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                                                                   EXHIBIT 10.20

                                    CONSENT
                                    -------


     Niagara Mohawk Power Corporation (the "Undersigned"), acknowledges that nothing contained in the Power Put Agreement (as amended, the "Power Put Agreement") dated as of September 19, 1986 between the Undersigned and Project Orange Associates, L.P., a Delaware limited partnership (the "Company") or the agreement consisting of the ISDA Master Agreement and the related Confirmation, each dated as of June 30, 1998 (the "Indexed Swap Agreement" and collectively with the Power Put Agreement, the "Amended Power Purchase Agreement") between the Undersigned and the Company which were entered into pursuant to the Master Restructuring Agreement, dated as of July 9, 1997 among the Undersigned and the independent power producers party thereto, to replace and amend and restate the Power Purchase Agreement dated September 19, 1989 between the Undersigned and the Company precludes assignment of the Amended Power Purchase Agreement from the Company to U.S. Bank Trust National Association, as collateral agent (the "Agent") on behalf of certain financing parties and further acknowledges that the Amended Power Purchase Agreement has been assigned by the Company to the Agent pursuant to a Security Agreement, dated as of December 6, 1999, between the Company and the Agent, the foregoing assignment being hereby consented to by the Undersigned.

     The Undersigned further agrees as follows:

       1. The Undersigned will not terminate the Amended Power Purchase Agreement by reason of any default or breach of the Company thereunder without written notice to the Agent, and first providing to the Agent (i) thirty (30) days from the date on which notice of default or breach is delivered to Agent to cure such default if such default is the failure to pay amounts to the Undersigned which are due and payable under the Amended Power Purchase Agreement or (ii) a reasonable time as is necessary to cure such default if the breach or default cannot be cured by the payment of money to the Undersigned so long as the Company or the Agent has commenced to cure the default within a sixty (60) day period from the date on which notice of default or breach is delivered to Agent and thereafter diligently pursue such cure to completion and continue to perform any monetary obligations under the Amended Power Purchase Agreement and all other obligations under the Amended Power Purchase Agreement are performed by the Company or the Agent. If possession of the cogeneration facility to which the Amended Power Purchase Agreement relates is necessary to cure such breach or default, and the Agent declares the Company in default and commences foreclosure proceedings, the Agent will be allowed a reasonable period to complete such proceedings. If the Agent is prohibited by any court order or bankruptcy or insolvency proceedings from curing the default or from commencing or prosecuting foreclosure proceedings, the foregoing time periods shall be extended by the period of such prohibition.

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       2.  The Undersigned will accept performance by Agent or its designee or assignee, in lieu of the Company's performance of such obligations.

       3. Upon written notice from the Agent and so long as the Amended Power Purchase Agreement has been assigned to the Agent or has been assumed by the Agent, its designee(s) or assignee(s), the Undersigned, if requested by the Agent, shall make all payments due under the Amended Power Purchase Agreement to such account as the Agent may designate in writing to the Undersigned.

       4. The Undersigned hereby represents and warrants to the Agent that (i) the Amended Power Purchase Agreement is a valid and enforceable agreement, (ii) there has been no prior assignment of the Amended Power Purchase Agreement of which the Undersigned has notice or is aware other than the assignments described herein, (iii) neither the Undersigned, nor to the Undersigned's best knowledge, without investigation, the Company is in default under the Amended Power Purchase Agreement, and (iv) to the Undersigned's best knowledge, without investigation, all covenants, conditions and agreements have been performed as required in the Amended Power Purchase Agreement except those not due to be performed until after the date hereof.

       5. The Undersigned acknowledges and agrees that as of the date hereof the Undersigned has no existing cause to terminate the Amended Power Purchase Agreement and the merger of Project Orange Funding, L.P. with and into the Company and the Company's assumption of the obligations of Project Orange Funding, L.P. as a consequence thereof does not constitute a "Credit Event Upon Merger" within the meaning of such term under the Indexed Swap Agreement.

       6. The address where the Undersigned may send notices to Agent is as follows:

     U.S. Bank Trust National Association
     100 Wall Street, Suite 1600
     New York, New York 10005
     Attention: Corporate Trust Administration
     Fax: (212) 809-5459


Dated as of 12/2/99

                         NIAGARA MOHAWK POWER CORPORATION,
                            a New York corporation


                         By: /s/ Clement E. Nadeau
                            __________________________
                            Clement E. Nadeau
                            Vice President - Electric Delivery

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